UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2002

MAXTOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-14016	77-0123732

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 McCarthy Boulevard
Milpitas, California 95035
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:      (408) 894-5000

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7. Financial Statements and Exhibits.

         (c)  Exhibits

         The following Exhibits are filed as part of this report:

Exhibit No.	Description

99.1	Certification of Michael R. Cannon, President and Chief Executive Officer of Maxtor Corporation, filed with the Securities and Exchange Commission on August 13, 2002 pursuant to Order No. 4-460.

99.2	Certification of Paul J. Tufano, Executive Vice President, Chief Operating Officer and Chief Financial Officer of Maxtor Corporation, filed with the Securities and Exchange Commission on August 13, 2002 pursuant to Order No. 4-460.

Item 9. Regulation FD Disclosure.

         This information is not filed pursuant to the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any registration statement filed pursuant to the Securities Act of 1933, as amended.

         On August 13, 2002, both Michael J. Cannon, President and Chief Executive Officer of Maxtor Corporation, and Paul J. Tufano, Executive Vice President, Chief Operating Officer and Chief Financial Officer of Maxtor Corporation, filed certifications with the Securities and Exchange Commission (the “Commission”) pursuant to Order No. 4-460. Both certifications conformed exactly to the form prescribed by the Commission in Exhibit A to Order No. 4-460, without qualification or modification.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXTOR CORPORATION

	By:	/s/ Paul J. Tufano

Date: August 13, 2002		Paul J. Tufano Executive Vice President, Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certification of Michael R. Cannon, President and Chief Executive Officer of Maxtor Corporation, filed with the Securities and Exchange Commission on August 13, 2002 pursuant to Order No. 4-460.

99.2	Certification of Paul J. Tufano, Executive Vice President, Chief Operating Officer and Chief Financial Officer of Maxtor Corporation, filed with the Securities and Exchange Commission on August 13, 2002 pursuant to Order No. 4-460.